Exhibit 23.1

                                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the inclusion in Form 10-K for the fiscal year ended September 30, 1999 of our report dated November 1, 1999 relating to the financial statements of Celsion Corporation.



                                /s/ Stegman & Co.
                                ----------------
                                Stegman & Co.


Baltimore, Maryland
December 30, 1999